UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) August 30, 2005
                                                           ---------------

                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       1-11823                   58-1473302
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On August 30, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its third quarter 2005 dividend. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.


Item 9.01.        Financial Statements and Exhibits.

                  (c) Exhibits:

                      99.1 News Release dated August 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAB BANKSHARES, INC.
                                                 --------------------
                                                      (Registrant)

Date:    August 30, 2005                          /s/ Donald J. Torbert, Jr.
         ---------------                          --------------------------
                                                       (Signature)
                                                  Donald J. Torbert, Jr.,
                                                  Executive Vice President and
                                                  Chief Financial Officer

EXHIBIT INDEX
-------------


     Number           Description
     ------           -----------

       99.1           News Release dated August 30, 2005.